UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2023

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Blue Sky Drive, Burlington, Massachusetts 01803
(Address of Principal Executive Offices) (Zip Code)

978 640-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AVID	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders of Avid Technology, Inc. (the “Company”) on May 25, 2023 (the “2023 Annual Meeting”), stockholders approved an amendment to the Company's Third Amended and Restated Certificate of Incorporation, as amended (the “Amendment to the Certificate of Incorporation”), to provide for the exculpation of certain of our officers, as permitted by recent amendments to the Delaware General Corporation Law (the “DGCL”). The Amendment to the Certificate of Incorporation had previously been approved by the Company's board of directors, subject to stockholder approval.

The foregoing description of the Amendment to the Certificate of Incorporation is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Amendment to the Certificate of Incorporation, effective as of May 25, 2023, which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

On May 25, 2023, the Company’s board of directors approved an amendment to the Company’s Amended and Restated By-Laws (the “By-Laws”), which became effective immediately. The material changes to the By-Laws as a result of the amendment are as follows:

a.a new requirement that any stockholder submitting a notice to the Company to nominate a director include in such notice (i) a representation as to whether such stockholder intends (a) to solicit proxies or votes in support of such nominee in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (“Rule 14a-19”); and (b) to deliver a proxy statement or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect such nominee, and (ii) the names and addresses of other stockholders known by such proposing stockholder to support the nomination;
b.a new provision entitling the Company to disregard any proxies or votes solicited for any director nominee proposed by a stockholder who (i) provides notice to the Company pursuant to Rule 14a-19 and subsequently fails to comply with the requirements of Rule 14a-19 or (ii) notifies the Company that such stockholder no longer intends to solicit proxies in accordance with Rule 14a-19;
c.a new provision requiring a stockholder who has provided the Company with notice pursuant to Rule 14a-19, at the Company’s request, to provide the Company with reasonable evidence that it has met the requirements of Rule 14a-19 no later than five business days prior to the stockholders meeting;
d.amendments to the provisions addressing adjournment of stockholders meetings and availability of a list of stockholders entitled to vote at the meeting, in each case to align the By-Laws with recent amendments to the DGCL;
e.conforming changes to reflect previously-adopted amendments that (i) declassified the board of directors, (ii) amended provisions regarding director vacancies, and (iii) changed the stockholder approval threshold for removal of directors; and
f.changes throughout the By-Laws to make them gender neutral.

The foregoing description of the amendment to the By-Laws is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the By-Laws, effective as of May 25, 2023, which are filed herewith as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Set forth below are the final voting results on each matter submitted to a vote of stockholders at the 2023 Annual Meeting. Each proposal is described in more detail in the Company’s proxy statement for the 2023 Annual Meeting (the “2023 Proxy Statement”), dated April 28, 2023.

(b) The final voting results of the 2023 Annual Meeting were as follows:

Proposal 1 - Election of Directors

Christian A. Asmar, Robert M. Bakish, Paula E. Boggs, Elizabeth M. Daley, Nancy Hawthorne, Jeff Rosica, Daniel B. Silvers, John P. Wallace, and Peter M. Westley were elected as Directors for terms expiring at the Company’s 2024 annual meeting of stockholders. The vote with respect to each nominee is set forth below:

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Christian A. Asmar	36,048,569	136,770	10,028	4,724,491
Robert M. Bakish	35,829,110	356,363	9,894	4,724,491
Paula E. Boggs	35,882,870	187,834	124,663	4,724,491
Elizabeth M. Daley	35,908,065	272,925	14,377	4,724,491
Nancy Hawthorne	35,416,911	768,981	9,475	4,724,491
Jeff Rosica	36,017,650	167,805	9,912	4,724,491
Daniel B. Silvers	36,042,148	138,233	14,986	4,724,491
John P. Wallace	36,000,330	185,143	9,894	4,724,491
Peter M. Westley	35,949,752	120,630	124,985	4,724,491

Proposal 2 - Ratification of the Selection of BDO USA, LLP as the Company's Independent Registered Public Accounting Firm for the Current Fiscal Year

The stockholders ratified the selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 by a vote of 40,874,836 shares for and 35,720 shares against, with 9,302 shares abstaining.

Proposal 3 - Approval of an Amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan

The stockholders approved an amendment to the Company’s Amended and Restated 2014 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder by a vote of 35,297,227 shares for and 885,464 shares against, with 12,676 shares abstaining and 4,724,491 broker non-votes.

Proposal 4 - Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation

The stockholders approved the Amendment to the Certificate of Incorporation to provide for the exculpation of certain of our officers, as permitted by recent amendments to the DGCL, by a vote of 32,794,745 shares for and 3,358,739 shares against, with 41,883 shares abstaining and 4,724,491 broker non-votes.

Proposal 5 - Non-binding Advisory Vote to Approve Executive Compensation

The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2023 Proxy Statement, by a vote of 33,621,514 shares for and 800,620 shares against, with 1,773,233 shares abstaining and 4,724,491 broker non-votes.

Proposal 6 - Advisory Vote on Frequency of Future Executive Compensation Advisory Votes

The stockholders approved, on an advisory basis, the frequency of future stockholder advisory votes on executive compensation by a vote of 34,979,509 shares for one year, 6,966 shares for two years and 1,197,731 for three years, with 11,161 shares abstaining.

(d) At the 2023 Annual Meeting the Company’s shareholders voted on, among other matters, an advisory vote regarding the frequency of future advisory votes on named executive officer compensation. The Company’s shareholders voted for an advisory vote on named executive officer compensation to be held every year, consistent with the recommendation of the Company’s Board of Directors. In response to the voting results and other factors, the Company’s Board of Directors determined, at a meeting held on May 25, 2023, that the Company will hold an advisory vote on named executive officer compensation every year. The Company intends to continue holding advisory votes on named executive officer compensation every year until the next required vote on the frequency of advisory votes on named executive officer compensation.

Item 9.01  Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description
3.1	Amendment to the Company's Third Amended and Restated Certificate of Incorporation, as amended, effective as of May 25, 2023.
3.2	Amended and Restated By-Laws, effective as of May 25, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: June 1, 2023	By: /s/ Kenneth Gayron Name: Kenneth Gayron Title: Executive Vice President and Chief Financial Officer